UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

MAGSTAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1561	41-0780999
(State of or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 11th Avenue South, Hopkins, MN		55343
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (952) 935-6921

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure

At its Annual Meeting on June 10, 2005, Magstar Technologies, Inc. intends to disclose the following information:

Year Over Year Sales Group Performances

As of May 31,

2004 Shipments	3,085,472	2004 Backlog + shipments	5,892,311
2005 Shipments	2,646,302	2005 Backlog + shipments	5,970,302
year over year change	-14%	year over year change	1%

2004 Bookings	3,221,028	2004 Customer A Shipments	1,037,580
2005 Bookings	4,084,301	2005 Customer A Shipments	994,556
year over year change	27%	year over year change	-4%

2004 Backlog	2,806,839	2004 Customer B Shipments	486,199
2005 Backlog	3,324,000	2005 Customer B Shipments	335,542
year over year change	18%	year over year change	-31%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGSTAR TECHNOLOGIES, INC.

Dated: June 10, 2005	By	/s/ Jon L. Reissner
Jon L. Reissner
Its: President and Chief Executive Officer